UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2005

                             Del Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                        1-5439                13-1953103
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       (State or Other                  (Commission            (IRS Employer
Jurisdiction of Incorporation)          File Number)         Identification No.)

   726 EAB Plaza; Uniondale, New York                            11556-0726
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (516) 844-2020

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 15, 2005, DLI Holding Corp. and DLI Holding LLC, affiliates of Del Laboratories, Inc. (the "Corporation"), entered into a Transition Arrangement with William McMenemy. Pursuant to the Transition Arrangement, Mr. McMenemy tendered his resignation as President and Chief Executive Officer effective August 19, 2005, but will remain on the Board of Directors of the Corporation.

Under the Transition Arrangement, Mr. McMenemy will be paid $1,249,236 (three years' base salary), payable in equal monthly installments over an 18-month period, and accrued but unpaid vacation pay in the amount of $203,384. Mr. McMenemy will also be entitled to continued coverage under the Corporation's group health plans for a period of three (3) years or until such time as he may obtain alternative benefit coverage from a new employer. Mr. McMenemy will receive distribution on 571.42 shares of common stock of DLI Holding Corp. in full liquidation of the common units of DLI Holding LLC (the "LLC") held by him, and will retain 5,454.42 operating units in the LLC. These shares will be governed by the terms and conditions of the Stockholders Agreement, dated as of January 27, 2005 by and among DLI Holding Corp., DLI Holding LLC, Mr. McMenemy and certain other executive officers of the Corporation. The Stockholders Agreement was filed as Exhibit 10.6 to the Corporation's Form S-4 Registration Statement filed on April 27, 2005 and is incorporated herein by reference. The Transition Arrangement contains certain confidentiality, non-competition and non-solicitation clauses.

On the same date, the Employment Agreement dated as of January 27, 2005 between Charles Hinkaty and DLI Holding Corp. was amended effective August 19, 2005, providing a change in Mr. Hinkaty's title from Chief Operating Officer to President and Chief Executive Officer of the Corporation. The Employment Agreement was filed as Exhibit 10.3 to the Corporation's Form S-4 Registration Statement filed on April 27, 2005 and is incorporated herein by reference.

Item 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

      In connection with the Transition Arrangement described in Item 1.01 above, the Employment Agreement dated as of January 27, 2005 between the Corporation and Mr. McMenemy will be terminated as of August 19, 2005. The benefits to which Mr. McMenemy will be entitled are described in Item 1.01 which is incorporated herein by reference. A form of such Employment Agreement was filed as Exhibit 10.2 to the Corporation's Form S-4 Registration Statement filed on April 27, 2005 and is incorporated herein by reference.

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On August 15, 2005, the Corporation announced the resignation of William McMenemy as President and Chief Executive Officer, effective August 19, 2005. On the same date, the Corporation announced the appointment of Charles J. Hinkaty, 55, to the position of President and Chief Executive Officer. The press release is attached hereto as Exhibit 99.1. Mr. Hinkaty, previously the Chief Operating Officer of the Corporation, joined the Corporation in 1985 as President of Commerce Drug Company (now Del Pharmaceuticals, Inc.). He was elected to the Board of Directors in 1986 and is a member of the Executive Committee. Prior to joining the Corporation, Mr. Hinkaty was a Vice President at Citibank, before which he spent 12 years at Bristol-Myers in a variety of marketing and general management positions.

      In connection with the appointment of Mr. Hinkaty, Mr. Hinkaty's Employment Agreement was amended to reflect his change in position. See Item
1.01 for more information about such Employment Agreement.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

      10.1 Transition Arrangement by and among Del Holding Corp., DLI Holding LLC and William McMenemy dated August 15, 2005
      10.2 Amendment No. 1 to Employment Agreement between Charles J. Hinkaty and DLI Holding Corp., effective August 19, 2005
      99.1  Press Release, dated August 15, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DEL LABORATORIES, INC.


                            BY: /s/ Enzo J. Vialardi
                            ------------------------
                            Enzo J. Vialardi
                            Executive Vice President and Chief Financial Officer

Date: August 19, 2005